Exhibit 10.20

DEFERRED COMPENSATION PLAN

This Deferred Compensation Plan is adopted this 1 day of April 1999, by South Dakota Soybean Processors (hereinafter “Employer”) for the benefit of a key employee, Rodney C. Christianson (hereafter “Employee”).

1.             Establishment of Plan. The Employer, by execution of this Agreement, hereby establishes and adopts this Deferred Compensation Plan which shall become effective as of September 1, 1998.

2.             Purpose of Plan. The purpose of the Plan is to enable the Employee to enhance his retirement security and to provide incentive and reward to the Employee for contributing to the success of Employer through his invention, ability, industry, loyalty and exceptional service by making him a participant in that success.

3.             Establishment of Deferred Compensation Account. Employer shall establish an Incentive Compensation Ledger Account (“Ledger Account”), in which shall be entered the name of the Employee, the number of Deferred Compensation Units (sometimes hereafter called “Units”) awarded to Employee, and an amount equivalent to the Fair Market Value of an equal number of shares of common stock (“Fair Market Value”) as of August 31, 1998.

4.             Number of Units Credited. The number of Units credited to the Ledger Account of Employee shall equal 30,000. It is understood that Employer shall have no right, title, or interest in any actual shares issued by Employer.

5.             Additional Credit to Account of Employee. At the end of each Employer’s fiscal year, there shall be credited to or debited from the Fair Market Value of the Ledger Account an amount equal to the excess, or decrease, as applicable, of the then fair market value of the aggregate number of Units which have been previously awarded to the Employee, over the fair market value of such shares determined as of the end of the previous fiscal year.

6.             Adjustment of Number of Units.

(a)           Share Split. In the event of a share split, an appropriate adjustment shall be made by the Employer in the number of Units which may be credited to the Employee in the Ledger Account; provided, however, that the Employer shall not be required to establish any fractional units. In the event a payment is required to purchase split shares, the number of Units in the Ledger Account shall be debited by an amount equivalent to the required payment.

(b)           No Other Credits. The Ledger Account shall not be credited for any dividends, pool fees, or value-added payments.

(c)           No Interest. The Ledger Account shall not accrue interest or earnings of any kind, except as provided in paragraph 5.

7.             Vesting.

(a)           Vesting of Units. One-third (1/3) of the Units at any time credited to the Ledger Account shall become vested on the first anniversary date of the award of such Units and an additional one-third (1/3) shall vest on each such anniversary date for the next succeeding two (2) years. On each such vesting date, the Units at any time credited to the Ledger Account shall, to the extent not previously vested, become vested in accordance with the following schedule:

Date	Vested Percentage of Dividend Units

First anniversary date	33 1/3%

Second anniversary date	33 1/3%

Third anniversary date	33 1/3%

Such vesting shall occur only if the Employee on the date of vesting has continuously been an employee of the Employer since the date of the award. A leave of absence, unless otherwise determined by the Employer, shall not constitute a cessation of employment.

(b)           Vesting of Appreciation. Any amounts credited to the Ledger Account representing the appreciation of shares pursuant to paragraph 5 shall vest on the last day of each Employer’s fiscal year.

8.             Payment of Benefits.

(a)           Retirement. If the Employee’s employment is terminated on or after his sixty-fifth (65th) birthday, the Employer shall pay to him in five (5) substantially equal annual installments, an amount equal to the Fair Market Value of the Units standing to his credit in the Ledger Account. If the Employee should die on or after his sixty-fifth (65th) birthday but before the five (5) annual payments are made, the unpaid balance shall continue to be paid in installments for the unexpired portion of the five (5) years.

(b)           Termination of Employment. If the Employee’s employment is terminated for any reason other than death or disability, the Fair Market Value of the Units standing to his credit in the Ledger Account shall be paid in five (5) substantially equal installments.

(c)           Disability or Death. If Employee’s employment is terminated because of disability or death before he has reached the age of sixty-five (65) and while he is still in the Employer’s employ, the Employer shall make five (5) substantially equal annual payments to him (in the event of his disability) or his estate (in the event of his death) of the Fair Market Value of the Units standing to his credit in the Ledger Account.

(d)           Disability Determination. The Employee shall be deemed to have become disabled for purposes of paragraph (c) if the Employer shall find, on the basis of medical evidence satisfactory to it in its sole discretion, that the Employee is so totally mentally or physically disabled as to be unable to engage in further employment by the Employer and that such disability is permanent and continuous during the remainder of his life.

(e)           Payment Commencement Date. The installment payments to be made to the Employee under paragraph 8(a) shall commence on the first day of the month following the date on which the Employee shall have reached the age of sixty-five (65). The installments payments to be made to Employee under paragraphs 8(b) and 8(c) shall commence on the first day of the calendar year following the date of employment termination, death, or determination of disability, but in no event earlier than three (3) months from such event.

(f)            Option to Accelerate Payments. Notwithstanding anything contained herein to the contrary, Employer may in its sole discretion discharge its entire obligation to pay employee benefits under this Plan by transferring to Employee any amounts credited to him in the Ledger Account at any time prior to the due date of any installment payment.

(g)           Final Determination of Fair Market Value. In the event the event entitling Employee to commencement of payments under paragraph 8 is more than ninety (90) days from the end of the Employers fiscal year, the determination of the Fair Market Value of the Ledger Account shall be determined by obtaining a weighted average of the fair market value of the aggregate Units standing to his credit in the Ledger Account during the ninety (90) day period immediately prior to such event. Any such payments under this paragraph 8 shall be reduced by any amounts required by law to be withheld by the Employer.

(h)           No Interest. No interest shall be payable on any sums owing to Employee under this Plan.

9.             Non-Compete Covenant. As a condition to the receipt of benefits hereunder, Employee agrees he shall not engage directly or indirectly in the same business or profession as Employer for a period of two (2) years from the date of termination of his employment with Employer within a five hundred (500) mile radius from Volga, South Dakota. In the event of any breach of this covenant, the Employer by written notice to Employee may cause his payments to be suspended and may permanently cancel such payments and thereupon all rights of such Employee under this Plan shall terminate forever.

10.           Non-Alienation of Benefits. No right or benefit or payment under this Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit or payment hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefits. If the Employee should become bankruptcy or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit or payment hereunder, then such right or benefit or payment shall, in the sole discretion of Employer, terminate.

11.           No Trust. Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or construe to create a trust of any kind, or fiduciary relationship between the Employer and Employee, his designated beneficiary or any other person.

12.           Employer’s Powers and Liabilities. The Employer shall have power and authority to interpret and administer this Plan. The Employer’s interpretations and construction of any provision or action taken under this Plan, including any valuation of the Ledger Account or the amount or recipient of payment due under it, shall be binding and conclusive on all persons for all purposes. Neither the Employer, its directors, officers, agents or employees shall be liable to any person for any action taken or admitted in connection with the interpretation and administration of this Plan unless attributable to the Employer’s willful conduct or lack of good faith.

13.           Amendment or Termination of Plan. The Employer may amend or terminate this Plan at any time; however, any such amendment or termination shall not affect the right of Employee to awards previously made or the right of the Employee to the credit in the Ledger Account at the time of such amendment or termination.

14.           No Employment Contract. Nothing contained in this Plan shall be construed as giving the Employee the right to be retained in the employ of the Employer, nor shall it limit or restrict the right of the Employer to terminate the employment of any Employee with or without cause.

15.           Benefits Not Funded. Employee’s interest in the Plan is an unsecured claim against the general assets of the Employer, and neither the Employee or any beneficiary has any right against the account until the Plan has distributed the benefit. All amounts credited to an account are the general assets of the corporation and may be disposed of and used by the corporation in such manner as it determines.

16.           Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of South Dakota.

17.           Compliance With Code. Employer intends that this Plan comply with the provisions of the Internal Revenue Code of 1986, as amended, and regulations in effect at the time of its execution. If, at a later date, the laws of the United States or the State of South Dakota are construed in such a way as to make this Plan null and void, it shall be given effect in a manner that shall best carry out the parties’ purposes and intentions.

Dated this 1 day of April, 1999.

SOUTH DAKOTA SOYBEAN PROCESSORS

By	/s/ Paul W. Casper
Its	President

/s/ Rodney G. Christianson
Rodney G. Christianson

DEFERRED COMPENSATION PLAN

This Deferred Compensation Plan is adopted this 13 day of February, 2001, by South Dakota Soybean Processors (hereinafter “Employer”) for the benefit of a key employee, Thomas Kersting (hereafter “Employee”).

1.             Establishment of Plan. The Employer, by execution of this Agreement, hereby establishes and adopts this Deferred Compensation Plan which shall become effective as of January 1, 2001.

2.             Purpose of Plan. The purpose of the Plan is to enable the Employee to enhance his retirement security and to provide incentive and reward to the Employee for contributing to the success of Employer through his invention, ability, industry, loyalty and exceptional service by making him a participant in that success.

3.             Establishment of Deferred Compensation Account. Employer shall establish an Incentive Compensation Ledger Account (“Ledger Account”), in which shall be entered the name of the Employee, the number of Deferred Compensation Units (sometimes hereafter called “Units”) awarded to Employee, and an amount equivalent to the Fair Market Value of an equal number of shares of common stock (“Fair Market Value”) as of January 1, 2001.

4.             Number of Units Credited. The number of Units credited to the Ledger Account of Employee shall equal 18,000. It is understood that Employee shall have no right, title, or interest in any actual shares issued by Employer.

5.             Additional Credit to Account of Employee. At the end of each Employer’s fiscal year, there shall be credited to or debited from the Fair Market Value of the Ledger Account an amount equal to the excess, or decrease, as applicable, of the then fair market value of the aggregate number of Units which have been previously awarded to the Employee, over the fair market value of such shares determined as of the end of the previous fiscal year.

6.             Adjustment of Number of Units.

(a)           Share Split. In the event of a share split, an appropriate adjustment shall be made by the Employer in the number of Units which may be credited to the Employee in the Ledger Account; provided, however, that the Employer shall not be required to establish any fractional units. In the event a payment is required to purchase split shares, the number of Units in the Ledger Account shall be debited by an amount equivalent to the required payment.

(b)           No Other Credits. The Ledger Account shall not be credited for any dividends, pool fees, or value-added payments.

(c)           No Interest. The Ledger Account shall not accrue interest or earnings of any kind, except as provided in paragraph 5.

7.             Vesting.

(a)           Vesting of Units. One-third (1/3) of the Units at any time credited to the Ledger Account shall become vested on August 31, 2001, and an additional one-third (1/3) shall vest on each such anniversary date thereof for the next succeeding two (2) years. On each such vesting date, the Units at any time credited to the Ledger Account shall, to the extent not previously vested, become vested in accordance with the following schedule:

Date	Vested Percentage of Dividend Units

August 31, 2001	33 1/3%

August 31, 2002	33 1/3%

August 31, 2003	33 1/3%

Such vesting shall occur only if the Employee on the date of vesting has continuously been an employee of the Employer since the date of the award. A leave of absence, unless otherwise determined by the Employer, shall not constitute a cessation of employment.

(b)           Vesting of Appreciation. Any amounts credited to the Ledger Account representing the appreciation of shares pursuant to paragraph 5 shall vest on the last day of each Employer’s fiscal year.

8.             Payment of Benefits.

(a)           Retirement. If the Employee’s employment is terminated on or after his sixty-fifth (65th) birthday, the Employer shall pay to him in five (5) substantially equal annual installments, an amount equal to the Fair Market Value of the Units standing to his credit in the Ledger Account. If the Employee should die on or after his sixty-fifth (65th) birthday but before the five (5) annual payments are made, the unpaid balance shall continue to be paid in installments for the unexpired portion of the five (5) years.

(b)           Termination of Employment. If the Employee’s employment is terminated for any reason other than death or disability, the Fair Market Value of the Units standing to his credit in the Ledger Account shall be paid in five (5) substantially equal installments.

(c)           Disability or Death. If Employee’s employment is terminated because of disability or death before he has reached the age of sixty-five (65) and while he is still in the Employer’s employ, the Employer shall make five (5) substantially equal annual payments to him (in the event of his disability) or his estate (in the event of his death) of the Fair Market Value of the Units standing to his credit in the Ledger Account.

(d)           Disability Determination. The Employee shall be deemed to have become disabled for purposes of paragraph (c) if the Employer shall find, on the basis of medical evidence satisfactory to it in its sole discretion, that the Employee is so totally mentally or physically disabled as to be unable to engage in further employment by the Employer and that such disability is permanent and continuous during the remainder of his life.

(e)           Payment Commencement Date. The installment payments to be made to the Employee under paragraph 8(a) shall commence on the first day of the month following the date on which the Employee shall have reached the age of sixty-five (65). The installments payments to be made to Employee under paragraphs 8(b) and 8(c) shall commence on the first day of the calendar year following the date of employment termination, death, or determination of disability, but in no event earlier than three (3) months from such event.

(f)            Option to Accelerate Payments. Notwithstanding anything contained herein to the contrary, Employer may in its sole discretion discharge its entire obligation to pay employee benefits under this Plan by transferring to Employee any amounts credited to him in the Ledger Account at any time prior to the due date of any installment payment.

(g)           Final Determination of Fair Market Value. In the event the event entitling Employee to commencement of payments under paragraph 8 is more than ninety (90) days from the end of the Employer’s fiscal year, the determination of the Fair Market Value of the Ledger Account shall be determined by obtaining a weighted average of the fair market value of the aggregate Units standing to his credit in the Ledger Account during the ninety (90) day period immediately prior to such event. Any such payments under this paragraph 8 shall be reduced by any amounts required by law to be withheld by the Employer.

(h)           No Interest. No interest shall be payable on any sums owing to Employee under this Plan.

9.             Non-Compete Covenant. As a condition to the receipt of benefits hereunder, Employee agrees he shall not engage directly or indirectly in the same business or profession as Employer for a period of two (2) years from the date of termination of his employment with Employer within a five hundred (500) mile radius from Volga, South Dakota. In the event of any breach of this covenant, the Employer by written notice to Employee may cause his payments to be suspended and may permanently cancel such payments and thereupon all rights of such Employee under this Plan shall terminate forever.

10.           Non-Alienation of Benefits. No right or benefit or payment under this Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit or payment hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefits. If the Employee should become bankruptcy or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit or payment hereunder, then such right or benefit or payment shall, in the sole discretion of Employer, terminate.

11.           No Trust. Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or construe to create a trust of any kind, or fiduciary relationship between the Employer and Employee, his designated beneficiary or any other person.

12.           Employer’s Powers and Liabilities. The Employer shall have power and authority to interpret and administer this Plan. The Employer’s interpretations and construction of any provision or action taken under this Plan, including any valuation of the Ledger Account, or the amount or recipient of payment due under it, shall be binding and conclusive on all persons for all purposes. Neither the Employer, its directors, officers, agents or employees shall be liable to any person for any action taken or admitted in connection with the interpretation and administration of this Plan unless attributable to the Employer’s willful conduct or lack of good faith.

13.           Amendment or Termination of Plan. The Employer may amend or terminate this Plan at any time; however, any such amendment or termination shall not affect the right of Employee to awards previously made or the right of the Employee to the credit in the Ledger Account at the time of such amendment or termination.

14.           No Employment Contract. Nothing contained in this Plan shall be construed as giving the Employee the right to be retained in the employ of the Employer, nor shall it limit or restrict the right of the Employer to terminate the employment of any Employee with or without cause.

15.           Benefits Not Funded. Employee’s interest in the Plan is an unsecured claim against the general assets of the Employer, and neither the Employee or any beneficiary has any right against the account until the Plan has distributed the benefit. All amounts credited to an account are the general assets of the corporation and may be disposed of and used by the corporation in such manner as it determines.

16.           Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of South Dakota.

17.           Compliance With Code. Employer intends that this Plan comply with the provisions of the Internal Revenue Code of 1986, as amended, and regulations in effect at the time of its execution. If, at a later date, the laws of the United States or the State of South Dakota are construed in such a way as to make this Plan null and void, it shall be given effect in a manner that shall best carry out the parties’ purposes and intentions.

Dated this 13 day of February, 2001.

SOUTH DAKOTA SOYBEAN PROCESSORS

By	/s/ Rodney Christianson
Its	CEO

/s/ Thomas Kersting
Thomas Kersting

DEFERRED COMPENSATION PLAN

This Deferred Compensation Plan is adopted this 23rd day of July, 2001, by South Dakota Soybean Processors (hereinafter “Employer”) for the benefit of a key employee, Connie Kelly, (hereafter “Employee”).

1.             Establishment of Plan. The Employer, by execution of this Agreement, hereby establishes and adopts this Deferred Compensation Plan which shall become effective as of August 1, 2001.

2.             Purpose of Plan. The purpose of the Plan is to enable the Employee to enhance her retirement security and to provide incentive and reward to the Employee for contributing to the success of Employer through her invention, ability, industry, loyalty and exceptional service by making her a participant in that success.

3.             Establishment of Deferred Compensation Account. Employer shall establish an Incentive Compensation Ledger Account (“Ledger Account”), in which shall be entered the name of the Employee, the number of Deferred Compensation Units (sometimes hereafter called “Units”) awarded to Employee, and an amount equivalent to the Fair Market Value of an equal number of shares of common stock (“Fair Market Value”) as of January 1, 2001.

4.             Number of Units Credited. The number of Units credited to the Ledger Account of Employee shall equal 18,000. It is understood that Employee shall have no right, title, or interest in any actual shares issued by Employer.

5.             Additional Credit to Account of Employee. At the end of each Employer’s fiscal year, there shall be credited to or debited from the Fair Market Value of the Ledger Account an amount equal to the excess, or decrease, as applicable, of the then fair market value of the aggregate number of Units which have been previously awarded to the Employee, over the fair market value of such shares determined as of the end of the previous fiscal year.

6.             Adjustment of Number of Units.

(a)           Share Split. In the event of a share split, an appropriate adjustment shall be made by the Employer in the number of Units which may be credited to the Employee in the Ledger Account; provided, however, that the Employer shall not be required to establish any fractional units. In the event a payment is required to purchase split shares, the number of Units in the Ledger Account shall be debited by an amount equivalent to the required payment.

(b)           No Other Credits. The Ledger Account shall not be credited for any dividends, pool fees, or value-added payments.

(c)           No Interest. The Ledger Account shall not accrue interest or earnings of any kind, except as provided in paragraph 5.

7.             Vesting.

(a)           Vesting of Units. One-third of the Units at any time credited to the Ledger Account shall become vested on August 31, 2001, and an additional one-third shall vest on each such anniversary date thereof for the next succeeding two (2) years. On each such vesting date, the Units at any time credited to the Ledger Account shall, to the extent not previously vested, become vested in accordance with the following schedule:

Date	Vested Percentage of Dividend Units

August 31, 2001	33 1/3%

August 31, 2002	33 1/3%

August 31, 2003	33 1/3%

Such vesting shall occur only if the Employee on the date of vesting has continuously been an employee of the Employer since the date of the award. A leave of absence, unless otherwise determined by the Employer, shall not constitute a cessation of employment.

(b)           Vesting of Appreciation. Any amounts credited to the Ledger Account representing the appreciation of shares pursuant to paragraph 5 shall vest on the last day of each Employer’s fiscal year.

8.             Payment of Benefits.

(a)           Retirement. If the Employee’s employment is terminated on or after her sixty-fifth (65th) birthday, the Employer shall pay to her in five (5) substantially equal annual installments, an amount equal to the Fair Market Value of the Units standing to her credit in the Ledger Account. If the Employee should die on or after her sixty-fifth (65th) birthday but before the five (5) annual payments are made, the unpaid balance shall continue to be paid (to her estate) in installments for the unexpired portion of the five (5) years.

(b)           Termination of Employment. If the Employee’s employment is terminated for any reason other than death or disability, the Fair Market Value of the Units standing to her credit in the Ledger Account shall be paid in five (5) substantially equal installments.

(c)           Disability or Death. If Employee’s employment is terminated because of disability or death before she has reached the age of sixty-five (65) and while she is still in the Employer’s employ, the Employer shall make five (5) substantially equal annual payments to her (in the event of her disability) or her estate (in the event of her death) of the Fair Market Value of the Units standing to her credit in the Ledger Account.

(d)           Disability Determination. The Employee shall be deemed to have become disabled for purposes of paragraph (c) if the Employer shall find, on the basis of medical evidence satisfactory to it in its sole discretion, that the Employee is so totally mentally or physically disabled as to be unable to engage in further employment by the Employer and that such disability is permanent and continuous during the remainder of her life.

(e)           Payment Commencement Date. The installment payments to be made to the Employee under paragraph 8(a) shall commence on the first day of the month following the date on which the Employee shall have reached the age of sixty-five (65). The installments payments to be made to Employee under paragraphs 8(b) and 8(c) shall commence on the first day of the calendar year following the date of employment termination, death, or determination of disability, but in no event earlier than three (3) months from such event.

(f)            Option to Accelerate Payments. Notwithstanding anything contained herein to the contrary, Employer may in its sole discretion discharge its entire obligation to pay employee benefits under this Plan by transferring to Employee any amounts credited to him in the Ledger Account at any time prior to the due date of any installment payment.

(g)           Final Determination of Fair Market Value. In the event the event entitling Employee to commencement of payments under paragraph 8 is more than ninety (90) days from the end of the Employer’s fiscal year, the determination of the Fair Market Value of the Ledger Account shall be determined by obtaining a weighted average of the fair market value of the aggregate Units standing to her credit in the Ledger Account during the ninety (90) day period immediately prior to such event. Any such payments under this paragraph 8 shall be reduced by any amounts required by law to be withheld by the Employer.

(h)           No Interest. No interest shall be payable on any sums owing to Employee under this Plan.

9.             Non-Compete Covenant. As a condition to the receipt of benefits hereunder, Employee agrees she shall not engage directly or indirectly in the same business as Employer for a period of two (2) years from the date of termination of her employment with Employer within a two hundred (200) mile radius from Volga, South Dakota. In the event of any breach of this covenant, the Employer by written notice to Employee may cause her payments to be suspended and may permanently cancel such payments and thereupon all rights of such Employee under this Plan shall terminate forever.

10.           Non-Alienation of Benefits. No right or benefit or payment under this Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit or payment hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefits. If the Employee should become bankruptcy or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit or payment hereunder, then such right or benefit or payment shall, in the sole discretion of Employer, terminate.

11.           No Trust. Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or construe to create a trust of any kind, or fiduciary relationship between the Employer and Employee, her designated beneficiary or any other person.

12.           Employer’s Powers and Liabilities. The Employer shall have power and authority to interpret and administer this Plan. The Employer’s interpretations and construction of any provision or action taken under this Plan, including any valuation of the Ledger Account, or the amount or recipient of payment due under it, shall be binding and conclusive on all persons for all purposes. Neither the Employer, its directors, officers, agents or employees shall be liable to any person for any action taken or admitted in connection with the interpretation and administration of this Plan unless attributable to the Employer’s willful conduct or lack of good faith.

13.           Amendment or Termination of Plan. The Employer may amend or terminate this Plan at any time; however, any such amendment or termination shall not affect the right of Employee to awards previously made or the right of the Employee to the credit in the Ledger Account at the time of such amendment or termination.

14.           No Employment Contract. Nothing contained in this Plan shall be construed as giving the Employee the right to be retained in the employ of the Employer, nor shall it limit or restrict the right of the Employer to terminate the employment of any Employee with or without cause.

15.           Benefits Not Funded. Employee’s interest in the Plan is an unsecured claim against the general assets of the Employer, and neither the Employee or any beneficiary has any right against the account until the Plan has distributed the benefit. All amounts credited to an account are the general assets of the corporation and may be disposed of and used by the corporation in such manner as it determines.

16.           Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of South Dakota.

17.           Compliance With Code. Employer intends that this Plan comply with the provisions of the Internal Revenue Code of 1986, as amended, and regulations in effect at the time of its execution. If, at a later date, the laws of the United States or the State of South Dakota are construed in such a way as to make this Plan null and void, it shall be given effect in a manner that shall best carry out the parties’ purposes and intentions.

Dated this 1st day of August, 2001.

SOUTH DAKOTA SOYBEAN PROCESSORS

By	/s/ Rodney G. Christianson
Its	CEO

/s/ Connie Kelly
Connie Kelly